Exhibit 10.17(b)

March 10, 2005	Monsanto Company 800 North Lindbergh Blvd St. Louis, Missouri 63167 http://www.monsanto.com
The Scotts Company
14111 Scottslawn Road
Marysville, OH 43041
Attn: Legal Department, David Aronowitz
Re:	Renewal of the initial EU Term of the Amended and Restated Exclusive Agency and Marketing Agreement (“Agreement”).
Dear Dave:
The initial EU Term under the Agreement expires on September 30, 2005.
Pursuant to Section 10.2 (a) (1) of the Agreement, Monsanto and The Scotts Company hereby mutually agree to renew the initial EU Term of the Agreement for three (3) years (i.e. extend to EU Term through September 30, 2008).
Please execute this letter agreement in the space provided below and return this letter of agreement to me.
Sincerely,
/s/ Kevin M. Holloway
Kevin M. Holloway
Vice President, Lawn and Garden
Monsanto Company

Acknowledged and Agreed:

By:	/s/ Carl M. Casale	/s/ Michael P. Kelty

	Carl Casale	Mike Kelty
	Executive Vice President	Vice Chairman and EVP
	Monsanto Company	The Scotts Company

Cc:	Voyrs, Sater, Seymour & Pease, LLP 52 East Gay Street Columbus, OH 43216-6223 Attn: Ronald A. Robins, Jr. Fax: (614) 464-6350